                                                                    EXHIBIT 99.1

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                 CASE NUMBER: 01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

  22-May-02                   Summary Of Bank And Investment Accounts     Attachment 1
   11:07 AM                         American Classic Voyages Co
Summary                               Case No: 01-10954 (EIK)               UNAUDITED
American Classic Voyages Co          For Month Of April, 2002

                                                         Balances
                                        ------------------------------------         Receipts &         Bank
                                               Opening          Closing           Disbursements       Statements           Account
Account                                      As Of 4/01/02     As Of 4/30/02         Included          Included          Reconciled
-------                                 ------------------   ---------------      -------------        --------          ----------
AMCV Deferred Compensation                      0.00                 0.00             No -               No -               No -
Bank One                                                                              Account            Account            Account
Account # - 1590101554                                                                Closed             Closed             Closed

AMCV Dental Benefits                            0.00                 0.00             No -               No -               No -
Chase (JP Morgan Chase & Co)                                                          Account            Account            Account
Account # - 002-2-426530                                                              Closed             Closed             Closed

AMCV Employee Stock Plan                        0.00                 0.00             No -               No -               No -
LaSalle Bank                                                                          Account            Account            Account
Account # - 5800015140                                                                Closed             Closed             Closed

AMCV Insurance                                  0.00                 0.00             No -               No -               No -
LaSalle Bank                                                                          Account            Account            Account
Account # - 5800021411                                                                Closed             Closed             Closed

AMCV Medical Benefits                       3,048.44                 0.00             Yes                No - Not           Yes
Chase (JP Morgan Chase & Co)                                                                             Concentration
Account # - 002-2-426522                                                                                 Account

American Classic Voyages Co                     0.00                 0.00             No -               No -               No -
Master Cash                                                                           Account            Account            Account
LaSalle Bank                                                                          Closed             Closed             Closed
Account # - 2355464

American Classic Voyages Co                     0.00                 0.00             No -               No -               No -
Payroll                                                                               Account            Account            Account
LaSalle Bank                                                                          Closed             Closed             Closed
Account # - 2369368

American Classic Voyages Co                     0.00                 0.00             No -               No -               No -
PAC                                                                                   Account            Account            Account
LaSalle Bank                                                                          Closed             Closed             Closed
Account # - 2355882

American Classic Voyages Co             6,146,055.96         4,549,322.15             Yes                Yes                Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                     0.00                 0.00             No -               No -               No -
Investment Account                                                                    Account            Account            Account
Goldman Sachs & Co.                                                                   Closed             Closed             Closed
Account # - 020-53613-2

American Classic Voyages Co                     0.00                 0.00             No -               No -               No -
Investment Account                                                                    Account            Account            Account
Merrill Lynch                                                                         Closed             Closed             Closed
Account # - 318-3271750-7

American Classic Voyages Co                     0.00                 0.00             No -               No -               No -
Investment Account                                                                    Account            Account            Account
Conifer Securities                                                                    Closed             Closed             Closed
Account # - 330-50683 1-8

  22-May-02                  Receipts & Disbursements           Attachment 2-1
   11:12 AM                  American Classic Voyages
R&D - Chase - AMCV Med Ben    Case No: 01-10954 (EIK)                UNAUDITED
                                      Chase
                              AMCV Medical Benefits
                            Account # - 002-2-426522
                            1 April 02 - 30 April 02

Opening Balance - 1 Apr 02
                                  3,048.44


Receipts
                                  2,232.50    From United Healthcare (Reversal)

                                  1,064.90    From The Delta Queen Steamboat Company
                                              - Hibernia - DQ Master Cash Account (812-395-335)
                                 ---------
                                  3,297.40    Total Receipts


Disbursements

                                 (6,345.84)   To United Healthcare



                                 ---------
                                 (6,345.84)   Total Disbursements



Closing Balance - 30 Apr 02
                                      0.00

  22-May-02                   Receipts & Disbursements            Attachment 2-2
   11:14 AM                  American Classic Voyages
R&D - Credit Suisse
      Investment Account      Case No: 01-10954 (EIK)                  UNAUDITED
                                  Credit Suisse
                               Investment Account
                              Account # - 247003452
                            1 April 02 - 30 April 02

Opening Balance - 1 Apr 02
                                  6,146,055.96


Receipts



                                      7,382.19        Interest Earned

                                 ------------
                                      7,382.19        Total Receipts


Disbursements

                                 (1,600,000.00)       To The Delta Queen Steamboat Company -
                                                       Hibernia - DQ Master Cash Account (812-395-335)

                                     (4,116.00)       Quarterly Management Fee

                                 ------------
                                 (1,604,116.00)       Total Disbursements



Closing Balance - 30 Apr 02
                                  4,549,322.15

AMCV US SET OF BOOKS                              Date: 22-MAY-02 13:31:57
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: APR-02

currency USD
Company=10 (AMCV)
                                                     PTD-Actual
                                                      30-Apr-02
                                                 -------------
Revenue
Gross Revenue                                             0.00
Allowances                                                0.00
                                                 -------------
Net Revenue                                               0.00

Operating Expenses
Air                                                       0.00
Hotel                                                     0.00
Commissions                                               0.00
Onboard Expenses                                          0.00
Passenger Expenses                                        0.00
Vessel Expenses                                           0.00
Layup/Drydock Expense                                     0.00
Vessel Insurance                                          0.00
                                                 -------------
Total Operating Expenses                                  0.00

                                                 -------------
Gross Profit                                              0.00

SG&A Expenses
General and Admin Expenses                          132,276.34
Sales & Marketing                                         0.00
Start-Up Costs                                            0.00
                                                 -------------
Total SG&A Expenses                                 132,276.34

                                                 -------------
EBITDA                                             (132,276.34)

Depreciation                                         14,905.87

                                                 -------------
Operating Income                                   (147,182.21)

Other Expense/(Income)
Interest Income                                      (8,430.62)
Interest Expense                                     21,683.13
Equity in Earnings for Sub                       (1,205,316.70)
Reorganization expenses                             494,273.50
                                                 -------------
Total Other Expense/(Income)                      1,712,842.71

                                                 -------------
Net Pretax Income/(Loss)                         (1,860,024.92)

Income Tax Expense                                        0.00

                                                 -------------
Net Income/(Loss)                                (1,860,024.92)
                                                 =============

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:32:51
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: APR-02

currency USD
Company=10 (AMCV)
                                         YTD-Actual           YTD-Actual
                                         30-Apr-02             19-Oct-01
                                       --------------       --------------
ASSETS

Cash and Equivalent                      4,549,322.15        10,343,248.25

Restricted Cash                          1,025,906.60                 0.00

Marketable Securities                            0.00               337.15

Accounts Receivable                      3,678,916.74         3,678,916.74

Inventories                                      0.00                 0.00

Prepaid Expenses                           588,507.00                 0.00

Other Current Assets                             0.00                 0.00
                                       --------------       --------------

Total Current Assets                     9,842,652.49        14,022,502.14


Fixed Assets                             4,979,716.68         4,979,716.68

Accumulated Depreciation                (4,588,412.40)       (4,497,369.91)
                                       --------------       --------------

Net Fixed Assets                           391,304.28           482,346.77


Net Goodwill                                79,558.45            81,420.64

Intercompany Due To/From               268,084,292.44       265,726,906.60

Net Deferred Financing Fees              3,272,767.82         3,408,954.89

Net Investment in Subsidiaries          36,226,527.37        48,551,297.73

Other Non Current Assets                         0.00           109,986.54
                                       --------------       --------------

Total Other Assets                     307,663,146.08       317,878,566.40

                                       --------------       --------------
Total Assets                           317,897,102.85       332,383,415.31
                                       ==============       ==============

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:51
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: APR-2

currency USD
Company=10 (AMCV)
                                             YTD-Actual          YTD-Actual
                                             30-Apr-02            19-Oct-01
                                          ---------------       ------------
LIABILITIES

Accounts Payable                                    0.00                 0.00

Accrued Liabilities                         1,842,059.80         1,089,864.63

Deposits                                            0.00                 0.00
                                          --------------       --------------

Total Current Liabilities                   1,842,059.80         1,089,864.63


Other Long Term Liabilities                (3,221,982.41)       (3,434,093.96)
                                          --------------       --------------

Total Liabilities                          (1,379,922.61)       (2,344,229.33)


Liabilities Subject to Compromise         200,418,510.55       200,418,510.55


OWNER'S EQUITY

Common Stock                                  211,013.08           211,013.08

Add'l Paid In Capital                     204,438,037.35       204,438,037.35

Current Net Income (Loss)                 (11,770,068.52)      (40,694,620.74)

Retained Earnings                         (74,020,467.00)      (29,645,295.60)
                                          --------------       --------------

Total Owner's Equity                      118,858,514.91       134,309,134.09

                                          --------------       --------------
Total Liabilities & Equity                317,897,102.85       332,383,415.31
                                          ==============       ==============

American Classic Voyages Co.      ATTACHMENT 6                    01-10954 (JCA)
                    Summary List of Due To/Due From Accounts
                       For the Month Ended April 30, 2002




                                                             BEGINNING                                                 ENDING
AFFILIATE NAME                            CASE NUMBER         BALANCE            DEBITS             CREDITS            BALANCE
AMCV Cruise Operations, Inc.                01-10967        79,512,805.21     1,458,824.03        811,371.45        80,160,257.79
The Delta Queen Steamboat Co.               01-10970         6,327,212.99         3,367.99          6,016.80         6,324,564.18
DQSB II, Inc.                               01-10974            22,836.06                -                 -            22,836.06
Great AQ Steamboat, L.L.C.                  01-10960       (22,411,152.30)        2,550.51                 -       (22,408,601.79)
Great Pacific NW Cruise Line, L.L.C.        01-10977       (15,487,540.41)        5,675.75                 -       (15,481,864.66)
Great River Cruise Line, L.L.C.             01-10963         6,702,920.62                -          1,009.05         6,701,911.57
Great Ocean Cruise Line, L.L.C.             01-10959       (29,613,273.96)               -         16,829.66       (29,630,103.62)
Cruise America Travel, Incorporated         01-10966           103,377.71                -                 -           103,377.71
Delta Queen Coastal Voyages, L.L.C.         01-10964           934,299.38                -                 -           934,299.38
Cape Cod Light, L.L.C.                      01-10962        (1,670,131.78)               -                 -        (1,670,131.78)
Cape May Light, L.L.C.                      01-10961          (657,659.57)          215.68                 -          (657,443.89)
Project America, Inc.                       N/A            (29,154,390.86)               -                 -       (29,154,390.86)
Oceanic Ship Co.                            N/A             41,557,089.74        13,561.17                 -        41,570,650.91
Project America Ship I, Inc.                N/A              1,793,166.15                -                 -         1,793,166.15
Project America Ship II, Inc.               N/A             27,241,846.63                -                 -        27,241,846.63
Ocean Development Co.                       01-10972       206,379,952.56                -                 -       206,379,952.56
Great Hawaiian Cruise Line, Inc.            01-10975         3,599,725.67                -         28,495.92         3,571,229.75
Great Hawaiian Properties Corporation       01-10971       (51,110,970.59)               -                 -       (51,110,970.59)
American Hawaii Properties Corporation      01-10976         2,484,165.74         1,350.00                 -         2,485,515.74
Great Independence Ship Co.                 01-10969        24,948,942.58                -            168.00        24,948,774.58
CAT II, Inc.                                01-10968        15,959,416.62                -                 -        15,959,416.62
                                                          ------------------------------------------------------------------------
                                                           267,462,638.19     1,485,545.13        863,890.88       268,084,292.44
                                                          ========================================================================

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                            Accounts Receivable Aging
                              As of April 30, 2002







                                  Attachment 7


                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                             Accounts Payable Detail
                              As of April 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER:  01-10954 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.

5. The Company's self-funded health plan was terminated as of December 31, 2001. The Company is carrying a reserve for late claims. An evaluation of this reserve was conducted at the end of the first quarter and the results are reflected herein.